METROPOLITAN SERIES FUND	SUMMARY PROSPECTUS May 1, 2015

MetLife Asset Allocation 20 Portfolio

Class A and Class B Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2015, and the Portfolio’s financial statements for the year ended December 31, 2014, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2014, are all incorporated by reference into this Summary Prospectus. The summary prospectuses, prospectuses and statement of additional information for the investment companies in which the Portfolio invests (the “Underlying Portfolios”) may be obtained in the same manner as you would obtain a copy of the Portfolio’s Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for use by other investors.

Investment Objectives

High level of current income, with growth of capital as a secondary objective.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.09%		0.09%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses	0.03%		0.03%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)	0.52%		0.52%

Total Annual Portfolio Operating Expenses	0.64%		0.89%
Fee Waiver*	(0.02%	)	(0.02%	)

Net Operating Expenses	0.62%		0.87%

*	MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2015, through April 30, 2016, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and any extraordinary expenses) of each Class of the Portfolio to 0.10% for Class A shares and 0.35% for Class B shares. This arrangement may be modified or discontinued prior to April 30, 2016, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that any expense limitations for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$64	$203	$356	$798
Class B	$89	$283	$493	$1,098

Portfolio Turnover

The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 100% or more.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing substantially all of its assets in Class A shares of the Underlying Portfolios, which are portfolios of Metropolitan Series Fund (the “Fund”) and Met Investors Series Trust (the “Trust”). The Portfolio has a target allocation between the broad asset classes of equity and fixed income. MetLife Advisers, LLC (“MetLife Advisers”), the adviser to the Portfolio, establishes specific target investment percentages for the asset classes and the various components of each asset category. MetLife Advisers determines these target allocations based on a variety of factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationships between those asset classes. MetLife Advisers then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes and portfolio analytical and management personnel.

Under normal circumstances, the Portfolio primarily invests in Underlying Portfolios that hold fixed income securities and also invests in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities in accordance with target allocations of 80% to fixed income securities and 20% to equity securities.

The following chart describes the target allocations, as of May 1, 2015, to equity and fixed income securities. You should note that these percentages do not directly correspond to investment in the equity and fixed income Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations to equity and fixed income securities may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.

Asset Class	Target Allocation
Equity	20%
U.S. Large Cap		10%
U.S. Mid Cap		3%
U.S. Small Cap		1%
Foreign Equity		6%
Fixed Income	80%
U.S. Investment Grade		70%
U.S. High Yield		6%
Foreign Fixed Income		4%

The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization or country but primarily will be invested in larger capitalization companies of developed countries, and the “Foreign Fixed Income” allocation shown above may be invested in foreign fixed income securities of any credit quality but primarily will be invested in investment grade debt.

The Portfolio seeks to achieve current income primarily through its investments in Underlying Portfolios that invest in fixed-income securities. These investments may include Underlying Portfolios that invest in investment-grade fixed-income securities of U.S. issuers, high yield debt (commonly known as “junk bonds”), and foreign bonds denominated in currencies other than U.S. dollars. The Portfolio may also invest in Underlying Portfolios that invest substantially all of their assets in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities).

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities. These investments may include Underlying Portfolios that invest mainly in stocks of large, established U.S. and foreign companies and, to a lesser extent, in Underlying Portfolios that invest in stocks of smaller U.S. and foreign companies, including companies in emerging markets.

Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that any changes to the targets for the broad asset classes will be, in any given year, within a range of plus or minus 10% from the current allocations. Concurrently, MetLife Advisers will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.

For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and the actual allocation percentages of the Portfolio’s investments in the Underlying Portfolios as of the end of the prior quarter, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.

Direct risks of investing in the Portfolio include:

Underlying Portfolio Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. Any Underlying Portfolio may have multiple asset class exposures and such exposures may change over time. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.

MetLife Asset Allocation 20 Portfolio

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of various factors and MetLife Advisers’ ability to select an appropriate mix of asset classes based on its analysis of such factors. The particular asset allocation selected for the Portfolio may not perform as well as other asset allocations that could have been selected for the Portfolio. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.

Interest Rate Risk.    The value of an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall.

Credit and Counterparty Risk.    The value of an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to an Underlying Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent an Underlying Portfolio invests in foreign sovereign debt securities, it may be subject to additional risks.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of an Underlying Portfolio receiving payments of principal or interest may be substantially limited.

TIPS and Inflation-Linked Bonds Risk.     The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations.

Derivatives Risk.    An Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or

MetLife Asset Allocation 20 Portfolio

“hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase an Underlying Portfolio’s volatility and may require the Underlying Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	3rd – 2009	9.05%
Lowest Quarter	4th – 2008	-6.18%

Average Annual Total Return as of December 31, 2014

	1 Year	5 Years	Since Inception	Inception Date
Class A	4.73%	6.47%	5.48%	5-2-05
Class B	4.47%	6.21%	5.23%	5-2-05
Dow Jones Conservative Index (reflects no deduction for mutual fund fees or expenses)	3.86%	4.88%	4.92%	—

Management

Adviser.    MetLife Advisers, LLC, is the Portfolio’s investment adviser.

Portfolio Managers.    The Portfolio is managed by a committee led by Alan C. Leland, Jr. Other members of the committee are Kristi Slavin, Johan Grahn and Wen Liu. Mr. Leland has been a member since 2005. Mr. Grahn and Ms. Slavin have been members since 2012. Ms. Liu has been a member since 2013.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of Metropolitan Life Insurance Company and its affiliates to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

MetLife Asset Allocation 20 Portfolio

4